SUPPLEMENT TO THE
PROSPECTUS OF
WELLS FARGO INCOME FUNDS
Wells Fargo High Yield Bond Fund
 (the "Fund")

I. Effective immediately, the Fund's Annual Fund Operating Expenses table in the section entitled "Fund Summary - Fees and Expenses" is hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class B	Class C
Management Fees	0.54%	0.54%	0.54%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	0.99%	1.74%	1.74%
Fee Waivers	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.93%	1.68%	1.68%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.

The Manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.93% for Class A, 1.68% for Class B, and 1.68% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

II. In addition, the Fund's Example of Expenses table in the section entitled "Fund Summary - Example of Expenses" is hereby replaced with the following:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$541	$671	$271	$171	$171
3 Years	$745	$842	$542	$542	$542
5 Years	$967	$1,138	$938	$938	$938
10 Years	$1,603	$1,755	$2,047	$1,755	$2,047
July 22, 2016	IFR076/P1001S2